                                                                     Exhibit 4.3

                    CONSENT, AMENDMENT AND JOINDER AGREEMENT

     THIS CONSENT, AMENDMENT AND JOINDER AGREEMENT (this "Agreement"), dated as of this 13th day of April, 2006 (the "Effective Date"), is hereby entered into by and among CompBenefits Corporation, a Delaware corporation (the "Company"), Alpinvest Partners Mezzanine 2006 C.V., a Netherlands C.V. ("Alpinvest"), New York Life Investment Management Mezzanine Partners, LP, a Delaware limited partnership ("New York Life"), and NYLIM Mezzanine Partners Parallel Fund, LP, a Delaware limited partnership ("NYLIM," together with Alpinvest and New York Life, each, an "Additional Stockholder," and collectively the "Additional Stockholders"), and each of the persons and entities listed on Schedule I attached hereto (collectively, the "Existing Stockholders").

     WHEREAS, the Additional Stockholders have agreed to purchase (the "Purchase") from certain existing stockholders of the Company 8,438.3669 shares of Series A Convertible Preferred Stock, par value $0.01 per share, of the Company (the "Series A Stock"), 2695.4288 shares of Series B Convertible Preferred Stock, par value $0.01 per share, of the Company (the "Series B Stock"), and 970,942.34 shares of Common Stock, par value $0.01 per share, of the Company (the "Common Stock");

     WHEREAS, the Additional Stockholders, the Company and the Existing Stockholders have agreed that the Additional Stockholders may make the following transfers to Newstone Capital Partners, LLC or affiliated funds controlled or managed by Newstone Capital Partners, LLC (each a "Newstone Party" and collectively the "Newstone Parties"), after the Purchase: (a) Alpinvest may transfer 2,496.3502 shares of Series A Stock, 797.3977 shares of Series B Stock, and 287,237.1089 shares of Common Stock, (b) New York Life may transfer 1,183.5738 shares of Series A Stock, 378.0636 shares of Series B Stock, and 136,185.3435 shares of Common Stock, and (c) NYLIM may transfer 546.2914 shares of Series A Stock, 174.4994 shares of Series B Stock, and 62,857.8361 shares of Common Stock (all such transfers, the "Secondary Transfer," and with the Purchase, the "Transfer);

     WHEREAS, in connection with, and as a condition to, the Purchase, the parties hereto desire to amend and waive conditions in that certain Amended and Restated Stockholders Agreement, dated as of July 12, 2000, by and among the Company and the Stockholders listed therein (the "Stockholders Agreement") as set forth herein; and

     WHEREAS, in connection with, and as a condition to, the Purchase, each of the Additional Stockholders desire to join and become a party to each of the Stockholders Agreement and that certain Amended and Restated Registration Agreement, dated as of July 12, 2000, by and among the Company and the Stockholders named therein (the "Registration Agreement") as set forth herein; and that after the Secondary Transfer the Newstone Parties, as applicable, desire to become parties to the Stockholders Agreement and the Registration Agreement.

     NOW THEREFORE, in consideration of the mutual promises and covenants made herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby consent to the following and covenant and agree as follows:

     1. Stockholders Agreement.

          (a) Amendments.

               (i) Section 3(c)(vi) of the Stockholders Agreement is hereby amended by deleting in its entirety and replacing such subsection with the following:

          "(vi) in the case of the TCW/Crescent Investors, (a) as a pledge to a trustee for the benefit of secured noteholders pursuant to documents relating to the financing of such TCW/Crescent Investor (provided that this exception shall not be applicable in the event that any entity to which any such TCW/Crescent Investor makes a pledge attempts to foreclose, sell or otherwise take any action with respect to the securities subject to such pledge) or (b) in connection with the registration of securities pursuant to the Amended and Restated Registration Agreement dated as of the date hereof by and among the Company, the TCW/Crescent Investors and the other parties named therein;"

               (ii) Section 11 of the Stockholders Agreement is hereby amended by deleting in its entirety and replacing each of the defined terms "Notes," "Subdebt Investor" and "TCW/Crescent Investors" with the following:

          ""Notes" means, collectively, the promissory notes of the Company originally issued to Alpinvest Partners Mezzanine 2006 C.V., a Netherlands C.V., New York Life Investment Management Mezzanine Partners, LP, and NYLIM Mezzanine Partners Parallel Fund, LP pursuant to that certain Senior Subordinated Note Purchase Agreement dated as of April __, 2006 by and among the Company, the Subsidiary Guarantors listed on the signature pages thereto and the Purchasers listed on the signature pages thereto."

          ""Subdebt Investor" means, collectively, Alpinvest Partners Mezzanine 2006 C.V., New York Life Investment Management Mezzanine Partners, LP, and NYLIM Mezzanine Partners Parallel Fund, LP and any transferee who, from time to time, acquires Stockholder Shares from one or more of them and becomes party to this Agreement by executing and delivering to the Company an instrument in form satisfactory to the Company pursuant to which such Person agrees to be bound by the terms of this Agreement to the same extent as Alpinvest Partners Mezzanine 2006 C.V., New York Life Investment Management Mezzanine Partners, LP, and NYLIM Mezzanine Partners Parallel Fund, LP."

          ""TCW/Crescent Investors" means, collectively, TCW/Crescent Mezzanine Partners II, L.P., a Delaware limited partnership, TCW/Crescent Mezzanine Trust II, a Delaware business trust,

          TCW Leveraged Income Trust, L.P. a Delaware limited partnership, TCW Leveraged Income Trust II, L.P., a Delaware limited partnership, and TCW Leveraged Income Trust IV, L.P., a Delaware limited partnership, any of their Affiliates or any holder of Stockholders Shares for whom Trust Company of the West or any Affiliate of Trust Company of the West acts as an account manager, and any transferee who, from time to time, acquires Stockholder Shares from one or more of the foregoing parties and becomes party to this Agreement by executing and delivering to the Company an instrument in form satisfactory to the Company pursuant to which such Person agrees to be bound by the terms of this Agreement to the same extent as a TCW/Crescent Investor."

               (iii) The Notice Schedule attached to the Stockholders Agreement is hereby amended to include the following contact information for the Additional Stockholders:

          Alpinvest Partners Mezzanine 2006 C.V.
          c/o AlpInvest Partners CV
          Jachthavenweg 118
          1081 KJ Amsterdam
          The Netherlands
          Attention: Patrick de van der Schueren
          Email: patrick.de.van.schueren@alpinvest.com
          Facsimile: +31 2054 07506
          Telephone: +31 2054 07526

          With copies to:

          AlpInvest Partners, Inc.
          630 Fifth Avenue
          New York, New York 10111
          Attention: Gerald Chaney
          Email: gerald.chaney@alpinvest.com
          Facsimile: 212-332-6241
          Telephone: 212-332-6240

          and

          Ropes & Gray LLP
          45 Rockefeller Plaza
          New York, New York 10111
          Attention: Daniel C. Kolb, Esq.
          Email: daniel.kolb@ropesgray.com
          Facsimile 212-841-5725
          Telephone: 212-841-0600

          New York Life Investment Management Mezzanine Partners, LP NYLIM Mezzanine Partners, LP
          c/o NYLCAP Manager LLC
          51 Madison Avenue, 16th Floor
          New York, New York 10010-1603
          Attention: CompBenefits Deal Team
          Phone: 212-576-6500
          Facsimile: 212-576-4416
          Email: Thomas_haubenstricker@nylim.com

          With a copy to:

          Ropes & Gray LLP
          45 Rockefeller Plaza
          New York, New York 10111
          Attention: Daniel C. Kolb, Esq.
          Email: daniel.kolb@ropesgray.com
          Facsimile 212-841-5725
          Telephone: 212-841-0600

          NYLIM Mezzanine Partners Parallel Fund, LP
          c/o NYLCAP Manager LLC
          51 Madison Avenue, 16th Floor
          New York, New York 10010-1603
          Attention: CompBenefits Deal Team
          Phone: 212-576-6500
          Facsimile: 212- 576-4416
          Email: Thomas_haubenstricker@nylim.com

          With a copy to:

          Ropes & Gray LLP
          45 Rockefeller Plaza
          New York, New York 10111
          Attention: Daniel C. Kolb, Esq.
          Email: daniel.kolb@ropesgray.com
          Facsimile 212-841-5725
          Telephone: 212-841-0600

          (b) Representations. Each of the Additional Stockholders represents and warrants as of the date hereof that (i) this Agreement has been duly authorized, executed and delivered by such Additional Stockholder and constitutes the valid and binding obligations of such Additional Stockholder, enforceable in accordance with its terms, (ii) such Additional Stockholder has not granted and is not a party to any proxy, voting trust or other agreement which is inconsistent with, conflicts with or violates any provision of the Stockholders Agreement, (iii) except as contemplated by the Put and Call Agreements, dated April 13, 2006, between Newstone Capital Partners, LLC and each of the Additional Stockholders (the "Put and

Call Agreements"), all Stockholder Shares (as defined in the Stockholders Agreement) have been acquired by such Additional Stockholder for investment and not with a view to the sale or distribution thereof, (iv) no Stockholder Shares will be offered or sold in violation of the Securities Act of 1933, (v) except as contemplated by the Put and Call Agreements, as of the date hereof such Additional Stockholder has no present intention of selling or otherwise disposing of any of the Stockholder Shares for its own account, and (vi) such Additional Stockholder has been advised that the Stockholder Shares have not been registered with the Securities and Exchange Commission and may not be offered, sold or otherwise transferred except in compliance with the Securities Act of 1933.

          (c) Joinder to Stockholders Agreement.

               (i) Each Additional Stockholder hereby becomes a party to, and agrees to become bound by the terms of, the Stockholders Agreement (as amended hereby) as a "Stockholder" for all purposes as if it was an original party thereto, except with respect to the representations and warranties contained in Section 2 of the Stockholders Agreement.

               (ii) As a condition to the effectiveness of the Secondary Transfer, the parties hereto agree that each Newstone Party shall execute a Joinder Agreement in the form attached hereto as Exhibit A, pursuant to which such Newstone Party shall be bound by the terms of the Stockholders Agreement, as then in effect, as a "Stockholder" for all purposes as if it were an original party thereto.

          (d) Waivers to Stockholders Agreement. In accordance with Section 14(a) of the Stockholders Agreement, the Company on behalf of itself and the Existing Stockholders on behalf of the Stockholders under the Stockholders Agreement hereby waive (A) in connection with the Purchase, the requirement of the holder of Stockholder Shares (as defined in the Stockholders Agreement) to deliver an opinion to the Company with respect to such Purchase, and (B) in connection with the Transfer, the following provisions of the Stockholders
Agreement:

               (i) the provisions of Section 3(a), regarding the participation rights of the Other Stockholders (as defined in the Stockholders Agreement), and any and all rights to receive notice thereunder; and

               (ii) the provisions of Section 3(b), regarding the first refusal rights of the Company and the Significant Stockholders (as defined in the Stockholders Agreement) to elect to purchase any shares proposed to be transferred in accordance with the terms of the Stockholders Agreement.

     2. Registration Agreement.

          (a) Each Additional Stockholder hereby becomes a party to, and agrees to be bound by the terms of, the Registration Agreement as a "Stockholder" for all purposes as if it was an original party thereto.

          (b) As a condition to the effectiveness of the Secondary Transfer, the parties hereto agree each Newstone Party shall execute a Joinder Agreement in the form attached hereto as Exhibit B, pursuant to which such Newstone Party shall be bound by the terms of the Registration Agreement, as then in effect, as a "Stockholder" for all purposes as if it were an original party thereto.

          (c) The parties hereto agree and acknowledge that the shares of Series A Stock, Series B Stock and Common Stock acquired by the Additional Stockholders and any Newstone Party in the Transfer will be treated as "Registrable Securities" under the Registration Agreement.

          (d) The Notice Schedule attached to the Registration Agreement is hereby amended to include the following contact information for the Additional
Stockholders:

          Alpinvest Partners Mezzanine 2006 C.V.
          c/o AlpInvest Partners CV
          Jachthavenweg 118
          1081 KJ Amsterdam
          The Netherlands
          Attention: Patrick de van der Schueren
          Email: patrick.de.van.schueren@alpinvest.com
          Facsimile: +31 2054 07506
          Telephone: +31 2054 07526

          With copies to:

          AlpInvest Partners, Inc.
          630 Fifth Avenue
          New York, New York 10111
          Attention: Gerald Chaney
          Email: gerald.chaney@alpinvest.com
          Facsimile: 212-332-6241
          Telephone: 212-332-6240

          and

          Ropes & Gray LLP
          45 Rockefeller Plaza
          New York, New York 10111
          Attention: Daniel C. Kolb, Esq.
          Email: daniel.kolb@ropesgray.com
          Facsimile 212-841-5725
          Telephone: 212-841-0600

          New York Life Investment Management Mezzanine Partners, LP NYLIM Mezzanine Partners, LP
          c/o NYLCAP Manager LLC
          51 Madison Avenue, 16th Floor
          New York, New York 10010-1603
          Attention: CompBenefits Deal Team
          Phone: 212-576-6500
          Facsimile: 212-576-4416
          Email: Thomas_haubenstricker@nylim.com

          With a copy to:

          Ropes & Gray LLP
          45 Rockefeller Plaza
          New York, New York 10111
          Attention: Daniel C. Kolb, Esq.
          Email: daniel.kolb@ropesgray.com
          Facsimile 212-841-5725
          Telephone: 212-841-0600

          NYLIM Mezzanine Partners Parallel Fund, LP
          c/o NYLCAP Manager LLC
          51 Madison Avenue, 16th Floor
          New York, New York 10010-1603
          Attention: CompBenefits Deal Team
          Phone: 212-576-6500
          Facsimile: 212- 576-4416
          Email: Thomas_haubenstricker@nylim.com

          With a copy to:

          Ropes & Gray LLP
          45 Rockefeller Plaza
          New York, New York 10111
          Attention: Daniel C. Kolb, Esq.
          Email: daniel.kolb@ropesgray.com
          Facsimile 212-841-5725
          Telephone: 212-841-0600

     3. Remaining Provisions of Stockholders and Registration Agreements. Except as provided herein, each of the other provisions of the Stockholders Agreement and Registration Agreement shall remain in full force and effect. The parties hereto hereby confirm and agree that the amendment and/or waiver provisions of the Stockholders Agreement shall remain in full force and effect and any amendment or waiver of any terms of the Stockholders Agreement (as such Stockholders Agreement is modified hereby) shall be governed by, and be effect in accordance with, the terms of such Stockholders Agreement.

     4. Consent to Amendments. Each of the Existing Stockholders hereby consents, pursuant to the terms of the Stockholders Agreement and the Registration Agreement, as applicable, to the amendments to the Stockholders Agreement contemplated hereby, and the joinder of the Additional Stockholders and the Newstone Parties to the Stockholders Agreement and Registration Agreement.

     5. Miscellaneous.

          (a) This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware law without regards to conflicts of law principles.

          (b) This Agreement may be executed in one or more counterparts (including via facsimile), each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

          (c) This Agreement (including any exhibit or schedule hereto) and the Stockholders Agreement and Registration Agreement constitute the full and entire understanding and agreement between the parties hereto with respect to the subject matter hereof.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have entered into this Agreement as of the date first above written.

                                        COMPBENEFITS CORPORATION


                                        By: /s/ Bruce A. Mitchell
                                            ------------------------------------
                                        Name: Bruce A. Mitchell
                                        Title: Executive Vice President

                                        ADDITIONAL STOCKHOLDERS:

                                        ALPINVEST PARTNERS MEZZANINE 2006 C.V.


                                        By: /s/ J.P. de Klerk
                                            ------------------------------------
                                        Name: J.P. de Klerk
                                        Title: Managing Partner CFOO


                                        NEW YORK LIFE INVESTMENT MANAGEMENT
                                        MEZZANINE PARTNERS, LP

                                        By: NYLIM Mezzanine GenPar LP,
                                            its General Partner

                                        By: NYLIM Mezzanine GenPar GP, LLC,
                                            its General Partner


                                        By: /s/ James M. Barker
                                            ------------------------------------
                                        Name: James M. Barker
                                        Title: Authorized Signatory


                                        NYLIM MEZZANINE PARTNERS PARALLEL
                                        FUND, LP

                                        By: NYLIM Mezzanine GenPar, LP,
                                            its General Partner

                                        By: NYLIM Mezzanine GenPar GP, LLC,
                                            its General Partner


                                        By: /s/ James M. Barker
                                            ------------------------------------
                                        Name: James M. Barker
                                        Title: Authorized Signatory

                                        EXISTING STOCKHOLDERS:

                                        TA/ADVENT VIII L.P.

                                        By: TA Associates VIII LLC,
                                            its General Partner

                                        By: TA Associates, Inc., its Manager


                                        By: /s/ Roger B. Kafker
                                            ------------------------------------
                                        Name: Roger B. Kafker
                                        Title: Managing Director


                                        ADVENT/ATLANTIC AND PACIFIC III L.P.

                                        By: TA Associates, Inc., its General
                                            Partner


                                        By: /s/ Roger B. Kafker
                                            ------------------------------------
                                        Name: Roger B. Kafker
                                        Title: Managing Director


                                        TA EXECUTIVES FUND LLC

                                        By: TA Associates, Inc., its Manager


                                        By: /s/ Roger B. Kafker
                                            ------------------------------------
                                        Name: Roger B. Kafker
                                        Title: Managing Director


                                        TA INVESTORS LLC

                                        By: TA Associates, Inc., its Manager


                                        By: /s/ Roger B. Kafker
                                            ------------------------------------
                                        Name: Roger B. Kafker
                                        Title: Managing Director


                                        GOLDER, THOMA, CRESSEY,
                                        RAUNER FUND V, L.P.

                                        By: GTCR V, L.P., its General Partner

                                        By: Golder, Thoma, Cressey, Rauner,
                                            Inc., its General Partner


                                        By: /s/ Joseph Nolan
                                            ------------------------------------
                                        Name: Joseph Nolan
                                        Title: Principal

                                        GTCR ASSOCIATES V, L.P.

                                        By: Golder, Thoma, Cressey, Rauner,
                                            Inc., its General Partner


                                        By: /s/ Joseph Nolan
                                            ------------------------------------
                                        Name: Joseph Nolan
                                        Title: Principal


                                        FLEET PRIVATE EQUITY CO., INC.


                                        By: /s/ Scott F. Hilinski
                                            ------------------------------------
                                        Name: Scott F. Hilinski
                                        Title: Attorney In Fact by Power
                                               of Attorney dated 8/4/00


                                        FLEET EQUITY PARTNERS VII, L.P.

                                        By: Silverado V Corp.,
                                            a General Partner


                                        By: /s/ Scott F. Hilinski
                                            ------------------------------------
                                        Name: Scott F. Hilinski
                                        Title: Vice President


                                        CHISHOLM PARTNERS IV, L.P.

                                        By: Chisholm Management IV, L.P.
                                            its General Partner


                                        By: /s/ Scott F. Hilinski
                                            ------------------------------------
                                        Name: Scott F. Hilinski
                                        Title: Principal


                                        KENNEDY PLAZA PARTNERS II, LLC

                                        By: Chisholm Management IV, L.P.
                                            its Manager


                                        By: /s/ Scott F. Hilinski
                                            ------------------------------------
                                        Name: Scott F. Hilinski
                                        Title: Principal

                                        TCW/CRESCENT MEZZANINE PARTNERS II, L.P.
                                        TCW/CRESCENT MEZZANINE TRUST II

                                        By: TCW/Crescent Mezzanine II, L.L.C.,
                                            its Investment Manager

                                        By: TCW/Crescent Mezzanine, L.L.C.,
                                            its Managing Owner


                                        By: /s/ Christopher G. Wright
                                            ------------------------------------
                                        Name: Christopher G. Wright
                                        Title: Senior Vice President


                                        TCW/LEVERAGED INCOME TRUST, L.P.

                                        By: TCW Advisers (Bermuda), Ltd.,
                                            its General Partner


                                        By: /s/ James M. Hassett
                                            ------------------------------------
                                        Name: James M. Hassett
                                        Title: Managing Director


                                        By: TCW Investment Management Company
                                            its Investment Adviser


                                        By: /s/ Michael K. Parks
                                            ------------------------------------
                                        Name: Michael K. Parks
                                        Title: Managing Director


                                        TCW/LEVERAGED INCOME TRUST II, L.P.

                                        By: TCW (LINC II), L.P.,
                                            its General Partner

                                        By: TCW Advisers (Bermuda), Ltd.,
                                            its General Partner


                                        By: /s/ James M. Hassett
                                            ------------------------------------
                                        Name: James M. Hassett
                                        Title: Managing Director

                                        By: TCW Investment Management Company
                                            its Investment Adviser


                                        By: /s/ Michael K. Parks
                                            ------------------------------------
                                        Name: Michael K. Parks
                                        Title: Managing Director


                                        TCW LEVERAGED INCOME TRUST IV, L.P.

                                        By: TCW Asset Management Company
                                            its Investment Adviser


                                        By: /s/ James M. Hassett
                                            ------------------------------------
                                        Name: James M. Hassett
                                        Title: Managing Director


                                        By: TCW Asset Management Company
                                            its Managing Member of
                                            TCW (LINC IV) L.L.C.,
                                            the General Partner


                                        By: /s/ Michael K. Parks
                                            ------------------------------------
                                        Name: Michael K. Parks
                                        Title: Managing Director

                              EXISTING STOCKHOLDERS

                                   SCHEDULE I

NAME

Golder, Thoma, Cressey, Rauner Fund V, L.P., GTCR Associates V, L.P.

TA/Advent VIII L.P., Advent Atlantic and Pacific III, L.P., TA Executives Fund LLC, TA Investors LLC

Fleet Private Equity Co., Inc., Fleet Equity Partners VII, L.P., Chisholm Partners IV, L.P., Kennedy Plaza Partners II, LLC

TCW/Crescent Mezzanine Partners II, L.P., TCW/Crescent Mezzanine Trust II, TCW Leveraged Income Trust, L.P., TCW Leveraged Income Trust II, L.P., TCW Leveraged Income Trust IV, L.P.

                                    EXHIBIT A

                                JOINDER AGREEMENT

     The undersigned hereby agrees, effective as of the date hereof, to become a party to that certain Amended and Restated Stockholders Agreement (the "Agreement") dated as of July 12, 2000, as amended, by and among CompBenefits Corporation (f/k/a CompDent Corporation) and the Stockholders listed therein for all purposes of the Agreement, the undersigned shall be included within the term "STOCKHOLDER" (as defined in the Agreement). The undersigned further confirms that the representations and warranties contained in Section 2 of the Agreement are true and correct as to the undersigned as of the date hereof. The address and facsimile number to which notices may be sent to the undersigned is as follows:

Facsimile No.
              -----------------------

                                        ----------------------------------------
                                        NAME:
                                              ----------------------------------
                                        ADDRESS:
                                                 -------------------------------

                                                 -------------------------------

                                                 -------------------------------

                                    EXHIBIT B

                                JOINDER AGREEMENT

     The undersigned hereby agrees, effective as of the date hereof, to become a party to that certain Amended and Restated Registration Agreement (the "Agreement") dated as of July 12, 2000, as amended, by and among CompBenefits Corporation (f/k/a CompDent Corporation) and the Stockholders listed therein for all purposes of the Agreement, the undersigned shall be included within the term "STOCKHOLDER" (as defined in the Agreement). The address and facsimile number to which notices may be sent to the undersigned is as follows:

Facsimile No.
              -----------------------

                                        ----------------------------------------
                                        NAME:
                                              ----------------------------------
                                        ADDRESS:
                                                 -------------------------------

                                                 -------------------------------

                                                 -------------------------------